                                                                   EXHIBIT 10.48



                                FIRST AMENDMENT
                                      TO
                        RESTATED SHAREHOLDERS AGREEMENT
                                      OF
                          ENDEAVOR TECHNOLOGIES, INC.

     THIS FIRST AMENDMENT ("First Amendment"), dated as of the 15th day of December, 1997, is made and entered into by and among Endeavor Technologies, a Georgia corporation (the "Corporation"), Jeffrey T. Arnold ("Arnold"), Jouko J. Rissanen ("Rissanen"), Lucius E. Burch, III ("Burch"), Robert A. Frist ("Frist"), Premiere Technologies, Inc. ("Premiere"), and the parties named or to be named on the signature pages hereto (collectively with Arnold, Rissanen, Burch and Frist, the "Shareholders"), in respect of the RESTATED SHAREHOLDERS AGREEMENT (the "Original Agreement," and, as amended by this First Amendment, the "Agreement").

                             W I T N E S S E T H :
                             --------------------

          WHEREAS, in connection with the issuance and sale by the Corporation to Premiere of 1,100,000 shares of Series E Common Stock of the Corporation, it has been agreed that Premiere is to be added as a Shareholder under the Agreement;

          WHEREAS, the Shareholders have agreed to certain changes in the constitution of the Board of Directors, as set forth in this Amendment;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, subject to the terms and conditions set forth below, hereby agree as follows:

          1.  Premiere.  Premiere is hereby added as a "Shareholder" for
              --------
purposes of the Agreement. For purposes of Section 1.17 of the Agreement, "Equity Securities" shall include, without limitation, the Series E Common Stock of the Corporation. Exhibit A to the Agreement (as referred to in Article II of
                     ---------
the Agreement) is hereby updated as provided in Exhibit A hereto.  For purposes
                                                ---------
of Section 1.29 of the Agreement, "Participating Securities" shall include, without limitation, the Series E Common Stock of the Corporation.

          2.  Board of Directors.  Section 3.1 of the Agreement is hereby
              ------------------
amended by replacing the phrase "seven Directors" with the phrase "at least seven Directors" and by adding the following paragraph (e), to provide as follows:

              "(e) For so long as Premiere owns at least 3% of the Corporation's Equity Securities on a Fully Diluted Basis, Premiere shall be entitled to designate one Director."

References in Section 3.2 of the Agreement to "Arnold, Rissanen, Burch and Frist," as the Shareholders individually entitled to
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designate one or more Directors pursuant to Section 3.1 of the Agreement, shall hereafter be to "Arnold, Rissanen, Burch, Frist and Premiere," as the context requires.

          3.   Fundamental Corporate Transactions.  Section 3.4 of the Agreement
               ----------------------------------
is hereby amended by changing the phrase "at least five Directors" with the phrase "a majority of the Directors then in office, including at least five of the Directors designated by Arnold, Rissanen, Burch, Frist and Premiere as provided in Section 3.1 hereof." The following paragraph (i) is hereby added to
Section 3.4 of the Agreement:

               (i) Action by the Board of Directors to set designations, voting powers, preferences, relative rights, qualifications, limitations and restrictions of or for any Special Stock which are or would be materially more favorable to the holders thereof than any class or series of Common Stock then already authorized, as determined by the Board of Directors at the time.

          4.   Competition.  Section 4.2 of the Agreement shall not apply to
               -----------
Premiere as a Shareholder.

          5.   Effectiveness.  As provided in Section 7.16 of the Original
               -------------
Agreement, this Amendment shall be effective on the first date it has been executed by Shareholders holding (i) a majority of the issued and outstanding Series A Common Stock and (ii) a majority of issued and outstanding Participating Securities, provided that the Series E Common Stock to be issued and sold by the Corporation to Premiere shall not be considered Participating Securities for such purpose.

          6.   Further Amendment.  The Agreement may be amended or modified in
               -----------------
such a manner as to adversely and disparately affect the rights of Premiere as a Shareholders, relative to other Participating Shareholders, only if, in addition to the requirements of Section 7.16 of the Original Agreement, Premiere consents in writing to such amendment or modification.

          7.   Survival.  Except as expressly provided otherwise in this
               --------
Amendment, all other terms and conditions of the Original Agreement shall remain in full force and effect.

                                       2
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     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

                              ENDEAVOR TECHNOLOGIES INC.

                              By:  /s/ Jeffrey T. Arnold
                                   ---------------------------
                                   Jeffrey T. Arnold
                                   Chief Executive Officer

SHAREHOLDERS:
                              FINN PARTNERS

/s/ Jeffrey T. Arnold         /s/ Jouko J. Rissanen
---------------------------   --------------------------------
Jeffrey T. Arnold             By:  Jouko J. Rissanen
Address:                      Address:
___________________________   ________________________________
___________________________   ________________________________



/s/ Lucius E. Burch, III
---------------------------   ________________________________
Lucius E. Burch, III          Robert A. Frist, M.D.
Address:                      Address:
___________________________   ________________________________
___________________________   ________________________________


___________________________   ________________________________
S. Taylor Glover              J. Rex Fuqua
Address:                      Address:

___________________________   ________________________________
___________________________   ________________________________


___________________________   Fuqua Holdings I, L.P.
K. Robert Draughon            By Fuqua Holdings, Inc.
Address:
___________________________   By:_____________________________
___________________________      J. Rex Fuqua, President


Melkus Partners, Ltd.         ________________________________
                              Joel C. Gordon
                              Address:
By:________________________   ________________________________
     Kenneth L. Melkus        ________________________________


                     [Signatures continued on next page.]

   IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.


____________________________   Woodlane L.L.C.
U. Bertram Ellis, Jr.
                               By:_____________________________
Address:                             J. Littleton Glover
____________________________
____________________________   Address:
                               ________________________________
                               ________________________________

____________________________   ________________________________
R. Kenyon Wells                Louis P. Ferrero
Address:                       Address:
____________________________   ________________________________
____________________________   ________________________________


____________________________   ________________________________
James C. Gilstrap              Robert L. Jones
Address:                       Address:
____________________________   ________________________________
____________________________   ________________________________


____________________________
Michael A. Jones

Address:
____________________________
____________________________



                     [Signatures continued on next page.]

                                       4
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     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

                              PREMIERE TECHNOLOGIES, INC.


                              By:  /s/ Patrick G. Jones
                                   ------------------------------
                                 Its:  Senior Vice President
                                       --------------------------

                              Address:
                              3399 Peachtree Road, N.E.
                              Lenox Building, Suite 400
                              Atlanta, GA  30326

                              To change, upon occupancy of the
                                 ------
                              Lenox Building by The Corporation
                              to Suite 700

                                       5